UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2019

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on January 31, 2019, Pensare Acquisition Corp., a Delaware corporation (the “Company”), Tango Merger Sub Corp., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”), and U.S. TelePacific Holdings Corp., a Delaware corporation doing business as TPx Communications (“TPx”), entered into a Business Combination Agreement (the “Business Combination Agreement”) pursuant to which Merger Sub will merge with and into TPx (the “Merger,” together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with TPx surviving the Merger as a wholly-owned direct subsidiary of the Company.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a form of presentation to be used by the Company in presentations for certain of the Company’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

See Item 7.01.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “should,” “estimate,” “projected,” “continue,” “anticipate,” “forecasts,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “propose,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or TPx’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements related to anticipated growth in TPx’s industry; TPx’s strategy and ability to grow; TPx’s anticipated future financial performance; the anticipated timing of the Transactions; the completion of the Transactions on the terms proposed, including the proposed private placement of the Company’s equity securities to potential investors (the “PIPE”); the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by the Company’s stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the Transactions; the costs related to the proposed business combination and the financing of the Transactions on terms currently anticipated; TPx’s ability to execute on its plans to develop and market new products and the timing of these development programs; TPx’s estimates of the size of the market for its solutions; the rate and degree of market acceptance of TPx’s solution’s the success of other competing technologies that may become available; TPx’s ability to identify and integrate acquisitions; the performance and security of TPx’s services; actual and/or potential litigation involving the Company or TPx (including, without limitation certain class action lawsuits that have been filed against TPx asserting claims of failure to pay overtime wages, failure to provide all meal and rest periods, failure to provide accurate wage statements, failure to pay wages upon termination and claims under the California Unfair Competition Law); general economic and market conditions impacting demand for TPx’s services and the potential impact the Transactions will have on the Company and TPx. These statements are based on various assumptions and on the current expectations of the Company and TPx management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including the level of redemptions in connection with the proposed Transactions; receipt of required stockholder approval, receipt of regulatory approvals without unexpected delays or conditions or the failure of other closing conditions; changes in estimates of future financial performance; changes in expectations as to the closing of the Transactions; retention of customers and suppliers in connection with the Transactions or other acquisitions; the cost of capital necessary to finance the Transactions and any future acquisitions; unanticipated changes in laws, regulations, or other industry standards affecting the Company or TPx; the ability of the Company to issue equity or equity-linked securities in connection with the proposed Transactions or in the future, including, without limitation, pursuant to the PIPE, or other offering of equity securities, which could dilute the interests of the Company’s stockholders; those factors discussed in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. These statements speak only as of the date they are made and neither the Company nor TPx undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this communication.

Additional Information

The Company intends to file with the SEC a preliminary proxy statement relating to the Transactions. The Company will mail a definitive proxy statement and other relevant documents to the stockholders of the Company. Stockholders of the Company and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Transactions because these proxy statements will contain important information about the Company, TPx, and the Transactions. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

Participants in the Transactions

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Stockholders of the Company in connection with the proposed Transactions. Information regarding the officers and directors of the Company is available in the Company’s annual report on Form 10-K for the year ended March 31, 2018, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the proxy statement for the Transactions when available and the other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Form of Presentation

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PENSARE ACQUISITION CORP.

By:	/s/ Darrell J. Mays
Name: Darrell J. Mays Title: Chief Executive Officer

Date:    February 28, 2019